Exhibit 99.1

Exhibit 99.1


INVESTOR PRESENTATION

Skyline Bankshares, Inc.

Holding Company for

Skyline National Bank

ALWAYS OUR BEST

Forward Looking Statement Disclaimer

Skyline National Bank

This presentation contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934 as amended. These include statements as to expectations regarding future financial performance and any other statements regarding future results or expectations. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe our plans, strategies, and expectations of the Company, are generally identified by the use of words such as "believe," "expect," "intend," "anticipate," "estimate," or "project" or similar expressions. Our ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain and subject to a number of risks. Factors which could have a material adverse effect on the operations and future prospects of the Company and its subsidiaries include, but are not limited to: changes in interest rates; general economic and financial market conditions; the effect of changes in banking, tax and other laws and regulations and interpretations or guidance thereunder; monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; inflation; the economic impact of duties, tariffs or other barriers or restrictions on trade, and any retaliatory counter measures, and the volatility and uncertainty arising therefrom; the quality and composition of the loan and securities portfolios; demand for loan products; deposit flows; the ability to maintain secondary funding sources; the Company's capital and liquidity; competition; demand for financial services in the Company's market area; the implementation of new technologies; the ability to develop and maintain secure and reliable electronic systems; political developments, including government shutdowns and other significant disruptions and changes in the funding, size, scope and effectiveness of the federal government, its agencies and services; geopolitical conditions, including acts or threats of terrorism, international hostilities and/or military conflicts; accounting principles, policies, and guidelines; and other factors identified in Item 1A, "Risk Factors," in our Annual Report on Form 10-K for the year ended December 31, 2025 and the Quarterly Report on Form 10-Q for the most recently ended fiscal quarter. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. We undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

This presentation contains information regarding financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States ("GAAP"), such as those identified in the Appendix. As a result, such information may not conform to SEC Regulations, including Regulation S-X, and may be adjusted and presented differently in filings with the SEC. Any non-GAAP financial measures used in this presentation are in addition to, and should not be considered superior to, or a substitute for, financial statements prepared in accordance with GAAP. Non-GAAP financial measures are subject to significant inherent limitations. The non-GAAP measures presented herein may not be comparable to similar non-GAAP measures presented by other companies. Please refer to the definitions and calculations of these terms and reconciliations to the most directly comparable GAAP measures included later in this presentation.

Market Data

This presentation includes market, industry and economic data which was obtained from various publicly available sources and other sources believed by the Company to be true. Although the Company believes it to be reliable, the Company has not independently verified any of the data from third-party sources referred to in this presentation or analyzed or verified the underlying reports relied upon or referred to by such sources, or ascertained the underlying economic and other assumptions relied upon by such sources. The Company believes that its market, industry, and economic data is accurate and that its estimates and assumptions are reasonable, but there can be no assurance as to the accuracy or completeness thereof.

Our Values

Smart
Clever minds create change.

Young-at-Heart
We surprise and delight.

Inspired
Extraordinary passion drives us.

Energetic
This is contagious.

Skyline

Kind
We're never wrong by doing right.

Local
We're from here. We own it.

Nonconforming
We don't do mediocre or status quo.

Highlights and History

Highlights:

GROWING COMMUNITY BANK

as of June 30, 2026

Assets: **$1.33** billion

Loans: **$1.11** billion

Deposits: **$1.18** billion

Network: **28** branches

2 Ipo's

TICKER: **SLBK** (OTC QX)

MARKET CAP: **$138.3 million** as of August 11, 2026

#1 deposit share IN HOME COUNTIES OF GRAYSON AND FLOYD, VIRGINIA

History:

1900	1916	1955	2015	2016	2017	2018	2024
The Bank of Grayson opens for business	National charter granted and name changes to Grayson County National Bank	Bank becomes The Grayson National Bank	Parkway Acquisition Corp. formed	Strategic merger with The Bank of Floyd	Combined company rebranded as Skyline National Bank	Acquisition of Great State Bank in Wilkesboro, NC	Acquisition of Johnson County Bank in Mountain City, TN

Demonstrated History of Successful Expansion



TOTAL ASSETS
(in thousands)
$1,400,000
$1,300,000
$1,200,000
$1,100,000
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
November, 2015
Parkway Acquisition Corp formed
July 1, 2016
Grayson National Bank/ Bank of Floyd merger
March 17, 2017
Name changed to Skyline National Bank
April 19, 2018
West Jefferson branch opened
July 1, 2018
Merger with Great State Bank
December 2, 2019
Mocksville branch opened
March 16, 2020
Lenoir branch opened
July 6, 2020
Hudson and Hickory Mountain View branches opened
February 9, 2022
Hickory Viewmont branch opened
May 25, 2022
Christiansburg branch relocated
April 17, 2024
Announced merger with Johnson County Bank
June 30, 2026
Dobson branch announced
$331,760
$558,856
$680,284
$855,387
$997,734
$1,217,599
$1,331,935
14.2% CAGR
2015Y
2016Y
2018Y
2020Y
2022Y
2024Y
2026Q2

RAYMOND JAMES

Source: S&P Capital IQ Pro

Markets Served

Current Markets

Roanoke / Blacksburg / NRV
- Healthcare – Carillion Clinic, Lewis Gale Hospitals
- Education – Virginia Tech, Radford University, Roanoke College
- Industry – Ballast Point, Northfolk Southern, Volvo, PepsiCo

Boone / Wilkes / Yadkin / Ashe
- Healthcare – Appalachian Regional Healthcare System
- Education – Appalachian State University
- Industry – Tyson, Lowes, GE Aviation, Unifi, Lydall

Independence / Floyd
- #1 Deposit share in home counties
- Largely a small business and retail market
- Provide a rural, low-cost deposit base

Hickory
- Healthcare – Catawba Valley Healthcare / Frye Regional
- Education – Lenoir Rhyne University
- Industry – Apple & Google data centers, MDI, CommScope

Future Market Potential

Statesville/Mooresville (LPO -- Mooresville 2/2023)
- Healthcare – Davis Regional / Lake Norman Regional
- Education – Davidson College, UNC Charlotte
- Industry – Lowe's Companies, Inc., NGK Ceramics

Winston-Salem/Forsyth & Surry Counties
- Healthcare – Novant Health / Atrium Health Wake Forest Baptist
- Education – Wake Forest University, Winston Salem State
- Industry – Lowe's Foods, Hanesbrands Inc., Reynolds American

Abingdon/Bristol (LPO -- Abingdon 8/2023)
- Healthcare – Bristol Regional Medical Center, Johnston Memorial Hospital
- Education – King College, Virginia Highlands, ETSU
- Industry – K-VA-T (Food City), Eastman Chemical Company

Tennessee
- Attractive demographics
- Greater number of potential target banks


ROANOKE
Salem
Cave Spring
Blacksburg
Christiansburg
Wytheville
Floyd
Willis
Hillsville
Meadows of Dan
TRI-CITIES
Abingdon
Troutdale
Elk Creek
Galax
Whitetop
Independence
TENNESSEE
VIRGINIA
NORTH CAROLINA
Sparta
Mountain City
Mt. Airy
West Jefferson
Dobson
Elkin
Boone
Wilkesboro
Yadkinville
WINSTON-SALEM
Lenoir
Hudson
Mocksville
Hickory
Mooresville
CHARLOTTE
NORTH CAROLINA
SOUTH CAROLINA
N

Investment Rationale

UNRECOGNIZED VALUE – 8/11/26 price of $27.00/sh is less than 7.6x annualized Q2, '26 EPS

IMPROVED SCALE AND GEOGRAPHY

- 2016 MOE – Roanoke and New River Valleys
- 2018 Acquisition – Increased NC presence
- 2024 Acquisition – Established TN presence

ORGANIC GROWTH OPPORTUNITIES in existing and contiguous markets - Q2, '26 annualized growth of ~7%

GROWTH POTENTIAL for "True" community bank:

- Large banks exiting markets (Wells Fargo, Bank of America, Truist)
- Consolidation of local community banks into larger regional banks (Surrey Bank, First Community, American National, Atlantic Union, Aquesta, Union, and FNB of PA)

STRONG FINANCIAL PERFORMANCE

SOUND ASSET QUALITY – diverse loan portfolio

LOW-COST CORE DEPOSIT BASE – strong NIM

CURRENT SHARES OUTSTANDING: 5,672,204 at 6/30/2026

SHARE REPURCHASE PROGRAM

- Over 12% outstanding shares (708,971) repurchased in recent years

CURRENT PRICE: $27.00 (as of 8/11/2026)

TBV: $18.45 (as of 6/30/2026)

PRICE/TBV: 146.3%

SHAREHOLDER BASE:

- @1,195 registered holders
- Largely retail
- 2 of top 5 shareholders are represented on the board

PROVEN MANAGEMENT TEAM:

- Depth with built-in succession
- M&A experience – 3 deals in recent years, most recent closed in Q3, '24

Trading at a Substantial Discount to Peers

Price / Most Recent Quarter Annualized After-Tax Pre-Provision Earnings Per Share: SLBK vs Peers



29.9
13.6
12.6
11.8
11.4
11.2
11.1
10.8
10.6
9.2
9.0
8.8
8.3
8.2
8.2
8.1
7.9
7.9
7.5
7.4
5.5
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer 13
Peer 14
Peer 15
Peer 16
Peer 17
Peer 18
Peer 19
SLBK
Peer 20

Source: S&P Capital IQ Pro

Note: Peers include publicly traded banks headquartered in VA, NC or TN with assets between $750M and $2B. Assumes 21% tax rate for comparison purposes.

Strong and Improving Financial Performance

Earnings Per Share



19% CAGR
$0.58
$3.56
2015
Q2 2026 Annualized

Efficiency Ratio (%)



85.9%
2,700 bps improvement`
58.9%
2015
Q2 2026 Annualized

Core Return on Average Assets (%)



~4x increase
0.38%
1.55%
2015
Q2 2026 Annualized

Return on Average Tangible Common Equity (%)



~6x increase
3.2%
20.1%
2015
Q2 2026 Annualized

Source: S&P Capital IQ

Dominant Deposit Market Share in Core Markets

County	State	Market Rank	Branches in Market	Deposits in Market ($M)	Deposit Market Share	% of Franchise
Floyd	VA	1	2	$158	50.9%	13.9%
Grayson	VA	1	5	148	75.8%	13.0%
Carroll	VA	2	2	138	32.8%	12.1%
Johnson	TN	2	1	129	34.8%	11.3%
Wilkes	NC	6	1	69	7.9%	6.0%
Galax (City)	VA	4	1	63	14.7%	5.5%
Alleghany	NC	3	1	60	20.5%	5.3%
Yadkin	NC	4	1	60	11.2%	5.3%
Montgomery	VA	9	2	48	1.6%	4.2%
Wythe	VA	9	1	37	4.2%	3.2%
Caldwell	NC	6	2	36	3.8%	3.2%
Catawba	NC	10	2	30	0.7%	2.6%
Roanoke	VA	9	1	30	1.1%	2.6%
Davie	NC	5	1	27	4.4%	2.4%
Ashe	NC	5	1	27	3.4%	2.3%
Watauga	NC	12	1	24	1.6%	2.1%
Roanoke (City)	VA	9	1	20	0.6%	1.7%
Patrick	VA	5	1	19	5.7%	1.7%
Pulaski	VA	7	1	17	3.1%	1.5%
Total / Wtd. Avg.		**4**	**28**	**$1,140**	**28.5%**	**100.0%**

#1 rank in counties representing ~30% of total deposits

Top 2 rank in counties representing ~50% of total deposits

> 50% market share in top 2 deposit markets (Floyd and Grayson Counties)

Source: S&P Capital IQ; FDIC Summary of Deposits Survey for June 30, 2025

Resilient, Low-Cost Funding Base


Skyline National Bank Cost of Interest-Bearing Deposits vs Fed Funds Rate
3.63
1.59
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26
Cost of IB Deposits
Fed Funds

Source: S&P Capital IQ


Financial Information

Skyline National Bank

ALWAYS OUR BEST

Condensed Balance Sheets

- Investment securities at 6/30/2026
  - > No HTM securities
  - > Modified duration 5.3
  - > @ $48.2 million with average maturity of 3.4 years
- Strong Q2 2026 annualized growth:
  - > Assets 6.74%
  - > Loans 8.12%
- Net loan-to-deposit ratio of 93% (as of 6/30/2026)
- High percentage of noninterest-bearing deposits 31% (as of 6/30/2026)
- Uninsured deposits ratio of 34% as of 6/30/2026
- No brokered deposits
- Off-balance sheet liquidity
  - > Unsecured FF lines of $75 million
  - > FHLB credit availability of $367.9 million

(in thousands, except per share data)	June 30, 2026	March 31, 2026	December 31, 2025	June 30, 2025
Assets				
Cash and Cash Equivalents	$ 19,902	$ 19,836	$ 23,192	$ 44,674
Investment Securities	109,463	109,954	117,570	119,599
Loans, net	1,099,108	1,077,365	1,049,532	1,019,159
Core Deposit Intangible	2,708	2,874	3,043	3,395
Goodwill	7,900	7,900	7,900	7,900
Other Assets	92,854	92,000	92,066	88,121
Total Assets	$ 1,331,935	$ 1,309,929	$ 1,293,303	$ 1,282,848
Liabilities				
Deposits	$ 1,180,358	$ 1,184,487	$ 1,178,165	$ 1,139,999
Borrowings	27,676	6,623	-	37,500
Other Liabilities	8,626	8,676	7,474	7,497
Total Liabilities	1,216,660	1,199,786	1,185,639	1,184,996
Stockholder's Equity	115,275	110,143	107,664	97,852
Total Liabilities and Equity	$ 1,331,935	$ 1,309,929	$ 1,293,303	$ 1,282,848
Book Value Per Common Share	$ 20.32	$ 19.42	$ 19.00	$ 17.31
Tangible Book Value Per Common Share [1]	$ 18.45	$ 17.52	$ 17.07	$ 15.32
Net Loan-to-Deposit Ratio (%)	93.12	90.96	89.08	89.40

(1) Non-GAAP Financial Measure – See Reconciliation of Non-GAAP Financial Measures in Appendix

Condensed Income Statements

Net Interest Margin



4.75%
4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
3.76%
3.82%
4.27%
4.55%
4.62%
2023
2024
2025
Q1 2026
Q2 2026

Efficiency Ratio



75.00%
70.00%
65.00%
60.00%
55.00%
67.22%
71.75%
72.42%
64.08%
60.15%
2022
2023
2024 (1)
2025
YTD 2026

(1) Non-GAAP Financial Measure – See Reconciliation of Non-GAAP Financial Measures in Appendix

	Three Months Ended		Six Months Ended	
(in thousands, except per share data)	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Interest Income	$ 17,541	$ 16,264	$ 34,458	$ 31,748
Interest Expense	3,397	3,804	6,800	7,565
Provision for Credit Losses	210	284	489	462
Noninterest Income	2,213	1,901	4,200	3,687
Noninterest Expense	9,793	9,220	19,163	18,083
Net Income Before Taxes	6,354	4,857	12,206	9,325
Income Taxes	1,368	1,056	2,619	1,951
Net Income	$ 4,986	$ 3,801	$ 9,587	$ 7,374
Earnings Per Share	$ 0.89	$ 0.68	$ 1.71	$ 1.32
Dividend Payout Ratio (%)	n/a	n/a	17.74	19.16
Profitability Ratios (%) - As Reported				
Net Interest Margin (%)	4.62	4.27	4.58	4.21
ROAA (%)	1.50	1.21	1.47	1.19
ROAE (%)	17.70	16.01	17.28	15.93
Efficency Ratio (%)	59.87	64.20	60.15	64.88

Loan Portfolio

Data as of June 30, 2026

Diverse portfolio – by loan type, industry, and geography

90% adjustable/variable - 10% fixed

Weighted average yield of 6.14%

Granular small business and retail portfolio:

- Average balance 1-4 family RE is $114,805
- Average balance CRE loans is $396,803
- Locally focused lenders
- Participations limited by policy (<1% of total portfolio)
- Multi-family includes student housing at Virginia Tech, Radford University, and Appalachian State University

Commercial Real Estate (29% of portfolio):

- 45% of CRE portfolio is Owner Occupied



C&I
5%
Other
2%
C&D
6%
Farmland
2%
CRE
29%
1-4 Family
46%
Multi-family
10%

Commercial Real Estate

Data as of June 30, 2026

Office includes, but not limited to:

- Professional Services
- Personal Services
- Offices of Real Estate Agents and Brokers
- Property Managers
- Insurance Agencies
- Investment Services and Portfolio Management
- Child Care Services
- Motor Vehicle Dealers and Parts

Other includes, but not limited to:

- Church
- Mobile Home Park
- Assisted Living
- Car Wash
- Recreational
- Undeveloped Land


Office
18%
Hotel/Motel
17%
Medical Office
9%
Mfg/whse/office
Combo
6%
Warehouse
6%
Retail Center
6%
Retail
Standalone
7%
Mini
Storage
5%
General
Industrial
5%
Restaurant
4%
Other
17%

Deposit Portfolio

Data as of June 30, 2026

Geographic diversity – Individual market pricing potential

Cost of funds Q2: 113 bps

Core deposits to total deposits: 90%

Core deposits to total assets: 80%
(FDIC peer group average 73%)

Noninterest-bearing deposits: 31%

Average annual net DDA growth in excess of 2,024 accounts over the past 30 months

No brokered deposits or internet-based funding

Top 20 deposit relationships

- $99.7 million at 6/30/26



Time Deposits > $250K 10%
Noninterest DDAs 31%
Interest-bearing DDAs 14%
Money Market 11%
Savings 14%
Time Deposits < $250K 20%

Skyline Family – Overview

Culture

- "Always our Best"

Corporate Governance

- 15 Directors with annual terms
- Independent Chair & Vice-Chair
- 7 Committees

Management Team

- Market knowledge
- Complimentary skills in core functions
- Depth with built-in succession
- M&A experience – 3 deals closed successfully

Investing in the future

- Eleven graduates from the Virginia Bankers School of Bank Management (two top bankers in their class and one tied for second place in their class) with two currently enrolled
- Four graduates from the Graduate School of Banking at Louisiana State University with one currently enrolled
- One graduate from the Graduate School of Banking at University of Wisconsin
- Fourteen participants in our summer intern program are now full-time employees
- Since inception, our employee-funded "Kindness Fund" has put over $175,000 back in the hands of co-workers facing hardships



Skyline Family – Leadership

NAME	POSITION	EDUCATION	AGE	EXPERIENCE
Thomas Jackson	Chairman of the Board	Hampden Sydney College, College of William and Mary, J.D.	69	24
David McNeill	Vice-Chairman of the Board	University of North Carolina - Chapel Hill	70	13
Blake Edwards	Chief Executive Officer	Radford University	61	35
Lori Vaught	Chief Financial Officer	Radford University	53	31
Beth Worrell	Chief Risk Officer	Emory and Henry College	52	30
Rodney Halsey	Chief Operations Officer	Appalachian State University	57	34
Jonathan Kruckow	VA State President	Virginia Tech, Virginia Commonwealth University	42	20
Milo Cockerham	Chief Retail Banking Officer	Emory and Henry College	39	17
Matt Martin	Chief Credit Officer	Virginia Tech	53	29
Peter Pequeno	Chief Strategy Officer	Rollins College	59	36

Moving Forward


Downtown Hickory, NC

Quality

Growth

- Organic
- LPOs
- Branch expansion
- Small bank acquisition

Performance

Always Our Best

APPENDIX

Skyline National Bank

ALWAYS OUR BEST

Selected Public Peer Group

CRITERIA
HEADQUARTERS: Virginia, North Carolina & Tennessee
SELECTED PUBLIC PEERS

HIGHLIGHTS
LTM ROAA: (0.09%) – 1.82%
LTM ROAE: (1.2%) – 21.5%

	Bank Overview						Financial and Performance Figures						Trading Data									
	Company Name	State	Ticker	HQ City	# of Branches	Total Assets ($MM)	NPAs / Assets (%)	TCE Ratio (%)	LTM ROAA (%)	LTM ROAE (%)	LTM NIM (%)	Effncy Ratio (%)	8/18/2026 Price ($)	High ($)	Low ($)	Market Cap. ($MM)	ADV (Shares)	LTM EPS (x)	2026E EPS (x)	TBV (%)	Mkt Cap / Assets (%)	Div Yield (%)
1	Chain Bridge Bancorp Inc.	VA	CBNA	McLean	1	2,192,553	0.00	8.38	1.53	15.7	3.37	49	47.41	49.13	26.74	311.1	17,628	11.7	12.8	169.4	14.2	NA
2	Eagle Financial Services Inc.	VA	EFSI	Berryville	16	1,847,365	0.89	10.50	0.98	9.9	3.67	69	43.61	45.44	31.44	232.2	60,682	12.6	13.0	121.7	12.6	2.84
3	National Bankshares Inc.	VA	NKSH	Blacksburg	29	1,832,700	0.02	9.90	1.12	11.2	2.91	58	43.19	43.31	27.00	274.9	33,517	13.6	11.2	152.7	15.0	3.47
4	Citizens Bancorp Invt Inc.	TN	CBTN	Lafayette	20	1,778,805	0.94	9.01	1.30	13.7	3.78	57	35.50	37.65	28.50	210.2	135	9.8	-	132.5	11.8	2.25
5	First Farmers Merchants Corp.	TN	FFMH	Columbia	21	1,765,024	0.08	9.61	1.14	12.2	3.44	64	63.20	63.20	42.50	249.7	518	12.2	-	148.0	14.1	1.84
6	Peoples Bancorp of NC Inc.	NC	PEBK	Newton	16	1,764,999	0.29	9.14	1.16	13.1	3.67	72	45.25	45.78	27.33	240.8	38,661	12.4	-	153.2	13.6	1.86
7	Chesapeake Financial Shares	VA	CPKF	Kilmarnock	21	1,730,749	0.15	7.95	1.45	18.7	3.72	69	39.23	39.75	21.18	181.1	813	7.4	9.3	134.2	10.5	1.84
8	Virginia National Bkshs Corp.	VA	VABK	Charlottesville	13	1,638,196	0.13	11.34	1.53	13.5	3.49	53	47.11	50.00	37.31	255.6	7,469	10.3	-	138.3	15.6	3.06
9	PB Financial Corporation	NC	PBNC	Rocky Mount	11	1,514,475	0.10	8.45	1.72	16.3	4.08	41	69.24	78.93	50.10	209.2	440	9.2	-	165.0	13.8	3.64
10	Benchmark Bankshares Inc.	VA	BMBN	Kenbridge	19	1,416,185	0.07	9.55	1.63	17.2	4.75	60	43.00	43.00	30.91	191.5	625	8.7	-	141.7	13.5	2.33
11	F & M Bank Corp.	VA	FMBM	Timberville	17	1,397,134	0.26	7.82	1.05	13.8	3.52	69	39.96	40.95	23.26	143.3	2,127	9.9	-	130.2	10.3	2.60
12	Truxton Corporation	TN	TRUX	Nashville	1	1,366,419	0.01	9.11	1.82	21.5	2.93	50	103.98	103.98	77.87	300.4	491	12.1	-	241.2	22.0	0.85
13	Uwharrie Capital Corp	NC	UWHR	Albemarle	11	1,222,106	0.06	5.76	1.08	17.7	3.41	71	13.81	14.78	9.47	97.9	647	7.8	-	139.4	8.0	NA
14	Pinnacle Bankshares Corp.	VA	PPBN	Altavista	20	1,141,859	0.11	8.12	1.43	17.3	4.12	64	66.00	66.87	34.75	142.6	774	9.5	-	154.0	12.5	2.00
15	InsCorp Inc.	TN	IBTN	Nashville	3	1,079,700	0.20	7.43	0.46	6.0	3.20	67	28.45	31.40	24.65	85.4	2,043	18.5	-	106.5	7.9	1.69
16	Bank of the James Finl Grp Inc	VA	BOTJ	Lynchburg	20	1,041,307	0.11	7.28	1.10	14.7	3.54	70	27.51	29.79	13.99	125.0	28,314	12.4	-	166.1	12.0	1.45
17	Freedom Finl Holdings Inc.	VA	FDVA	Fairfax	5	1,038,866	2.51	8.20	(0.09)	(1.2)	2.73	80	12.09	12.48	11.00	84.4	1,058	NM	-	99.1	8.1	NA
18	New Peoples Bankshares Inc	VA	NWPP	Honaker	20	942,150	0.38	9.16	1.32	14.9	3.97	63	4.91	4.94	3.11	115.6	1,440	9.5	-	133.9	12.3	1.83
19	Bank of Botetourt	VA	BORT	Buchanan	14	939,409	0.00	10.05	1.52	14.9	3.98	62	57.21	57.21	36.99	113.0	121	8.4	-	119.7	12.0	1.75
20	Paragon Finl Solutions Inc.	TN	PGNN	Memphis	8	892,081	0.29	7.92	0.89	11.7	4.01	72	14.49	14.75	12.00	66.9	1,480	8.5	-	94.6	7.5	NA
	Skyline Bankshares	**VA**	**SLBK**	**Floyd**	**30**	**1,331,935**	**0.29**	**7.92**	**1.38**	**16.9**	**4.46**	**61**	**27.10**	**27.63**	**16.40**	**153.7**	**4,734**	**8.4**	-	**146.9**	**11.5**	**2.21**
	Skyline Q2 '26 Annualized						**0.29**	**7.92**	**1.51**	**17.7**	**4.62**	**59**						**7.6**				
	Selected Peer Group Median					1,406,660	0.12	8.73	1.23	14.3	3.60	64						9.9	12.0	138.9	12.4	1.93
	Selected Peer Group Mean					1,427,104	0.33	8.73	1.21	13.6	3.61	63						10.8	11.6	142.1	12.4	2.21

Note 1: Financial data as of or for the most recent period ended; bank level data used where consolidated data unavailable; market data as of August 18, 2026

Note 2: Analysis excludes merger targets

Source: S&P Capital IQ Pro

Reconciliation of Non-GAAP Financial Measures

In addition to financial statements prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company uses certain non-GAAP financial measures that provide useful information for financial and operational decision making, evaluating trends, and understanding the Company's financial condition, capital position and financial results. Non-GAAP financial measures are supplemental and not a substitute for, or more important than, financial measures prepared in accordance with GAAP and may not be comparable to those reported by other financial institutions. The non-GAAP financial measure presented in this document includes tangible book value per share, and the efficiency ratio adjusted for merger-related costs. The following tables present calculations underlying the non-GAAP financial measures.

(dollars in thousands except share amounts)	June 30, 2026	March 31, 2026	December 31, 2025	June 30, 2025
Tangible Common Equity				
Total Stockholders' Equity (GAAP)	$ 115,275	$ 110,143	$ 107,664	$ 97,852
Less: Core Deposit Intangible	(2,708)	(2,874)	(3,043)	(3,395)
Less: Goodwill	(7,900)	(7,900)	(7,900)	(7,900)
Tangible Common Equity (Non-GAAP)	$ 104,667	$ 99,369	$ 96,721	$ 86,557
Common Stock Shares Outstanding	5,672,204	5,672,204	5,666,204	5,651,704
Book Value Per Share (GAAP)	$ 20.32	$ 19.42	$ 19.00	$ 17.31
Tangible Book Value Per Share (Non-GAAP)	$ 18.45	$ 17.52	$ 17.07	$ 15.32

(dollars in thousands)	December 31, 2024
Efficiency Ratio Adjusted for Merger-Related Costs	
Noninterest Expense (GAAP)	$ 36,281
Less: Merger-Related Costs	(2,423)
Adjusted Noninterest Expense (Non-GAAP)	$ 33,858
Net Interest Income	$ 39,470
Noninterest Income	7,285
Net Interest Income plus Noninterest Income	$ 46,755
Efficiency Ratio (GAAP)	77.60%
Adjusted Efficiency Ratio (Non-GAAP)	72.42%

Thank you for the opportunity to share the Skyline story.
We are happy to answer any questions you might have.

BLAKE EDWARDS
President and CEO
bedwards@skylinenationalbank.com
1.276.773.2811

Skyline Bankshares, Inc.

Holding Company for

Skyline National Bank

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